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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 22, 2010


                           TRUE RELIGION APPAREL, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-51483                 98-0352633
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                             2263 East Vernon Avenue
                            Vernon, California 90058
               (Address of Principal Executive Offices, Zip Code)

                                 (323) 266-3072
              (Registrant's Telephone Number, Including Area Code)

[ ] Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07         Submission of Matters to a Vote of Security Holders.

     The 2010 Annual Meeting of Stockholders of True Religion Apparel, Inc. (the "Company") was held on June 22, 2010. The matters submitted to a vote of the Company's stockholders and the certified results are as follows:

1. Election of Directors: The nominees for director listed below were elected by the following vote:

                                                                     Broker Non-
   Nominee                        For                Withheld           Votes
   -------                        ---                --------        -----------

Jeffrey Lubell                 20,895,234            1,217,095       1,772,970
Marcello Bottoli               21,995,765              116,564       1,772,970
Joseph Coulombe                21,994,381              117,948       1,772,970
G. Louis Graziadio, III        20,393,346            1,718,983       1,772,970
Robert L. Harris, II           19,582,404            2,529,925       1,772,970
Seth R. Johnson                21,995,735              116,594       1,772,970
Mark S. Maron                  20,523,623            1,588,706       1,772,970


2. Ratification of Appointment of Deloitte & Touche: The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ended December 31, 2010 was approved by the following vote:


             For                   Against              Abstain
             ---                   -------              -------
          23,849,664                31,386               4,249



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 25, 2010                  TRUE RELIGION APPAREL, INC.


                               By:      /s/ Peter F. Collins
                                        ---------------------------------------
                               Name:    Peter F. Collins
                               Title:   Chief Financial Officer




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